UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 27, 2016
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	80-0640649 (IRS Employer Identification No.)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)
(703) 280-2900
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
Northrop Grumman Corporation (“we” or the “company”) is filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were filed on February 1, 2016 with the Securities and Exchange Commission (“SEC”) in the company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) to reflect the changes in the company’s organizational structure and reportable segments that are described immediately below. This Form 8-K recasts disclosures in certain portions of the 2015 Form 10-K to reflect these changes in each of the periods presented.
At December 31, 2015, the company was aligned in four sectors: Aerospace Systems, Electronic Systems, Information Systems and Technical Services. Effective January 1, 2016, the company streamlined our sectors from four to three to better align our business with the evolving needs of our customers and enhance innovation across the company. The three current sectors are Aerospace Systems, Mission Systems and Technology Services. Mission Systems and Technology Services were created by merging elements of our former Electronic Systems, Information Systems and Technical Services sectors. The new Mission Systems sector is composed of the majority of our former Electronic Systems sector and the businesses from our former Information Systems sector focused on the development of new capabilities for our military and intelligence customers. The new Technology Services sector was formed by combining the services portfolio in the former Information Systems sector with the former Technical Services sector. Among other operations that were realigned, the military and civil space hardware business in Azusa, California, previously reporting to the Electronic Systems sector, moved to the Aerospace Systems sector, and the electronic attack business previously in the Aerospace Systems sector moved to the Mission Systems sector.
The company’s financial statements and other disclosures included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the “First Quarter 2016 Form 10-Q”) reflect this new reporting structure. The company is including in this Form 8-K the following items from the 2015 Form 10-K and revising portions of the disclosures contained in these items, for each of the periods presented, to reflect this change in the company’s organizational structure and reportable segments: Business (Item 1), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8, solely to reflect changes in Notes 1, 3 and 7 to the consolidated financial statements).
This Form 8-K should not be read to modify or update disclosures as presented in the 2015 Form 10-K to reflect any changes, events or activities occurring after the date of the filing of the 2015 Form 10-K, except for the segment changes described above. Therefore, this Form 8-K should be read in conjunction with the 2015 Form 10-K and the company’s filings made with the SEC subsequent to the filing of the 2015 Form 10-K, including the First Quarter 2016 Form 10-Q.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 23 Consent of Independent Registered Public Accounting Firm*
Exhibit 99.1 Item 1: Business*
Exhibit 99.2 Item 2: Properties*
Exhibit 99.3 Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations*
Exhibit 99.4 Item 8: Financial Statements and Supplementary Data*

* filed herewith

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)

April 27, 2016	By:	/s/ Jennifer C. McGarey
(Date)		(Signature) Jennifer C. McGarey Corporate Vice President and Secretary